                                                                    Exhibit 24.1

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution a nd resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of May 7, 1997.

 /s/ Jeffrey A. Cole                       Chairman, Chief Executive Officer,
---------------------------------          Chief Financial Officer and
                                           Director
                                           -----------------------------------

         Signature                                  Title

 Jeffrey A. Cole
---------------------------------

         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution a nd resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of May 7, 1997.

 /s/ Brian Smith                             President, Chief Operating Officer
-------------------------------              and Director
                                             ----------------------------------

         Signature                                    Title

 Brian Smith
-------------------------------

         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution a nd resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of May 7, 1997.

 /s/ Timothy F. Finley                       Director
------------------------------               -----------------------------------

         Signature                                    Title

 Timothy F. Finley
------------------------------

         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution a nd resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of May 7, 1997.

 /s/ Irwin N. Gold                             Director
--------------------------                     --------------------------------

         Signature                                      Title

 Irwin N. Gold
--------------------------

         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution a nd resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of May 7, 1997.

 /s/ Peter V. Handal                        Director
-----------------------------               ----------------------------------

         Signature                                   Title

 Peter V. Handal
-----------------------------

         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution a nd resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of May 7, 1997.

 /s/ Charles A. Ratner                         Director
--------------------------------               -------------------------------

         Signature                                      Title

 Charles A. Ratner
--------------------------------

         Name